UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2025

ROYAL CARIBBEAN CRUISES LTD.
(Exact name of registrant as specified in its charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida 33132

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held May 28, 2025, the Company’s shareholders voted on the following three proposals and cast their votes as described below.

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	211,697,056	12,348,338	72,790	16,767,089
Richard D. Fain	216,094,268	7,956,071	67,845	16,767,089
Stephen R. Howe, Jr.	222,304,568	1,716,481	97,135	16,767,089
Michael O. Leavitt	223,619,715	422,555	75,914	16,767,089
Jason T. Liberty	221,258,798	2,786,672	72,714	16,767,089
Amy McPherson	223,695,885	343,539	78,760	16,767,089
Maritza G. Montiel	223,679,279	358,742	80,163	16,767,089
Ann S. Moore	220,571,715	3,473,014	73,455	16,767,089
Eyal M. Ofer	212,024,568	12,011,636	81,980	16,767,089
Vagn O. Sørensen	216,472,925	7,563,708	81,551	16,767,089
Donald Thompson	223,264,636	776,068	77,480	16,767,089
Arne Alexander Wilhelmsen	213,800,301	10,241,013	76,870	16,767,089
Rebecca Yeung	223,721,807	320,910	75,467	16,767,089

Each of the thirteen nominees listed above was elected to the Board of Directors, each having received the affirmative vote of a majority of the votes cast.

Advisory Approval of the Company’s Compensation of Its Named Executive Officers

Number
Votes For	216,981,131
Votes Against	6,824,825
Abstentions	312,228
Broker Non-Votes	16,767,089

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast.

Ratification of the Auditors

Number
Votes For	232,098,500
Votes Against	8,663,911
Abstentions	122,862

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, having received the affirmative vote of a majority of the votes cast.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 28, 2025	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake
		Title:	Chief Legal Officer & Secretary